UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2012

Item 1. Report to Stockholders.

FPA Perennial Fund, Inc.

Annual Report

December 31, 2012

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Performance

For the fourth quarter Perennial was up 5.74%**, an especially strong performance compared to the market averages.

	Periods Ended December 31, 2012
	Fourth Quarter	One Year	Three Years*	Five Years*	Ten Years*	Fifteen Years*
FPA Perennial**	5.74%	14.96%	11.01%	4.48%	9.64%	9.65%
Russell 2500	3.10%	17.88%	13.34%	4.34%	10.49%	7.43%
S & P 500	(0.38)%	16.00%	10.87%	1.66%	7.10%	4.47%

Long-term performance was generally strong as well, especially if consideration is given to the harsh market environments in 2000 and 2008. For example, over the past fifteen years, a period that included both of these bear-market periods, Perennial's average annual return was almost 10%, or a total return of 298% for the entire period.

We will now discuss some of the best and worst performing stocks in the Perennial portfolio. In order to make the review more relevant, we are limiting ourselves to companies with portfolio positions of 2% or more.

Starting on the negative side, the stock prices of the following portfolio companies did the worst over the course of the year.

FMC Technologies	(18)%
ScanSource	(12)
Microchip	(9)
Heartland	(9)
Knight	(6)
Clarcor	(4)
Varian Medical	5
Bio-Rad	9
Zebra	10
O'Reilly	12

Note that only six companies had a full-year decline of size. FMC Technologies, which was down 18%, is a technology leader in the equipment that produces deepwater oil and gas. This is a piece of the oil and gas business that is growing much faster than others, driven by relatively lightly-explored geology and rapid technological advances. Equipment from FMC and competitors has enabled the industry to complete oil and gas wells as far as two miles underwater. Recently, subsea processing has supplemented more traditional subsea

*  Annualized Returns

**  Returns for FPA Perennial Fund, Inc. are calculated at net asset value and do not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13 and 16.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

activities. Specifically oil-water and gas-oil separations have improved project economics and facilitated boosting gas pressure to permit reinjection into the reservoir, or pipelining it to on-shore processing facilities. We like FMC's long-term prospects.

ScanSource, a distributor of specialized business technology products, including bar code and mid-size telecom systems, was down 12%. We believe it is holding on to its domestic market share while growing its business in Latin America and Europe and maintaining an extremely strong balance sheet.

We anticipate continuing to own both FMC and ScanSource going forward, despite their uninspiring stock performance during 2012.

On the positive side, many stocks in the portfolio were up dramatically over the course of the year. The stock prices of the following companies did the best:

Wabco	50%
Franklin Electric	42
Life Technologies	26
Graco	26
Idex	25
Copart	23
CarMax	23
Actuant	23
Signet	21
Spirax-Sarco	21

Wabco, one of our largest portfolio positions, was up 50% for the year. Wabco is a manufacturer of sophisticated heavy truck components, mostly involving brake systems safety. There are several drivers to its business and stock market performance. Most important is heavy truck production rates in developed countries (U.S. and Western Europe) as well as in developing countries, like China, India, and Brazil. Wabco is a leader within a world-wide oligopoly of only two other important competitors. One of the most attractive aspects of the business is the steady increase in government regulations requiring ever more sophisticated equipment to improve safety and fuel economy, as well as demand for Wabco products.

Franklin Electric is a manufacturer of submersible pumps and electric motors for residential, commercial, and irrigation applications. Franklin continues to improve its market share in pumps, a business it entered only in recent years, as well as in its legacy submersible motor business, one in which it has long been a world-wide market share leader. The stock's price was up over 40% in 2012 driven by the reviving housing market and strong farm incomes.

Commentary

"Will Tomorrow Be Too Late?"

During the last few weeks of 2012, the U.S. stock market appeared to trade higher or lower daily based on reading smoke signals from Washington, D.C. The to and fro of negotiations over the "fiscal cliff" led news headlines. Did the deal reached on tax revenue do anything to improve the fiscal situation that we called in our year-end 2010 letter "the greatest long-term risk to the country ... excluding a natural or military disaster"? Hardly. In August, the Congressional Budget Office (CBO) had estimated that budget deficits would total $10 trillion over the next decade under the most likely scenario.1 How much did the year-end tax deal change this

1  CBO, An Update to the Budget and Economic Outlook: Fiscal Years 2012 to 2022. August 2012.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

forecast? CBO announced that its updated estimate was only 7-8% lower. To paraphrase Popeye's hamburger-loving friend Wimpy, Washington still wants to pay tomorrow for its spending today.

As of our year-end writing, negotiations are just starting over sequestration (automatic, across-the-board spending cuts) and the debt ceiling. We believe that unless any deals on these isssues directly reduce the size of projected deficits (currently running $1 trillion a year) and the estimated $70 trillion present value (today's cost) of future Medicare, Medicaid and Social Security liabilities, then nothing will have changed the long-term risk to the country.2 For the fiscal situation to become sustainable, we believe these or other future agreements (whether piecemeal or a "grand bargain") must include elements of all of the following: 1) deficits must be meaningfully reduced by raising revenue and cutting spending; 2) Social Security needs to be returned to long-term solvency, and; 3) the growth in Medicare and Medicaid spending must be structurally reduced. Finally, all of these changes must be made durable so that future legislative sessions cannot undo the work.

While we continue to hope that progress will occur on these items, the necessary leadership thus far has not been evident. Every element of the changes that we outlined above will be contentious in the current environment. Passage of them all, other than in a time of crisis, will likely require the leaders to take unpopular positions that will divide their parties. Turning from hope to reality, our base case assumes the status quo continues and that Congress takes no substantive action on the deficit and entitlement issues. Eventually, this policy of postponing action on these substantial issues will likely lead to a loss of market confidence.

We have always emphasized the quality of the companies in the portfolio. These highly profitable businesses typically have limited balance sheet leverage. At December 31, the ratio of net debt (debt less cash) to capital for the entire portfolio was 19%. Most of our companies don't need to borrow in the market because their own cash flows permit them to meet internal maintenance and growth needs while still having the wherewithal to seize strategic opportunities should they arise. In an environment where a loss of market confidence may lead to meaningfully higher interest rates, our companies' ability to rely on internal funding should be a major advantage compared to competitors that find themselves at the mercy of the capital markets.

Company Discussion

The acute reader may have observed already that a major contributor to last year's strong performance was Perennial's ownership in retailers. Specifically, CarMax was up 23%, Signet plus 21%, and O'Reilly Automotive up 12%. Note O'Reilly was up 32% in full year 2011, so no apologies needed.

In addition, the percent of the portfolio occupied by retailers is substantial — very close to 20% for the three names cited above.

Does this mean that the portfolio is especially risky, or that its retailer holdings have boosted our risk level noticeably?

We are concerned about fashion risk and realize that retailers may face big sales declines, unsold inventories, vendor problems, and changes in distribution strategies.

When thinking about our retailer ownership it is important to note two aspects of the strategy. First, we own companies with significantly counter-cyclical business models, selling products like late-model used cars, car parts, and engagement rings, which are likely to hold up well in a future recession.

And second, we are continuing our long-term strategy of selecting companies that have the ability to flourish in an adverse environment. Such companies can improve their operating characteristics, market share

2  Estimation based on data from: Centers for Medicare and Medicaid Services, 2011 Medicare Trustees' Annual Report, August 2011; USA Inc., A Basic Summary of America's Financial Statements, February 2011.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

for example, while strengthening their balance sheets. We believe such companies are likely to emerge from a difficult economic environment even stronger than they were when it started.

Note that this second point is all about relative competitive strength. It's OK that non-bridal jewelry is not that great a business during the downturn, as long as Signet is doing much better than their competitors, and has lots of staying power.

Now let's look at the strategic position of some of the companies in more detail.

CarMax's business of selling mostly late-model used cars is clearly less volatile than new car sales. CarMax is a technology and systems leader, having developed superior ways of car buying, refurbishment, and changing car pricing on the lot.

And finally, CarMax has always used a more transparent process for the buyer, covering key aspects of the transaction, including vehicle selection, pricing, financing and extended warranty.

After an extended period of sluggish business over the past five or six years, CarMax is now increasing its store opening pace, an indication that management believes its competitive position has improved during the downturn and the company is ready to take advantage of its greater strength.

O'Reilly Auto is now the number two car parts retailer nationally, trailing only Auto Zone. Parts for car repair are clearly counter-cyclical: they do well in a weak economic environment as people recognize the virtues of low-cost car repair over a new vehicle purchase.

O'Reilly has spent the past few years consolidating its purchase of competitor CSK and now is weighing the company's options for attacking the regions of the country where it is not yet represented. O'Reilly has the personnel and financial resources to do so and no obvious competition other than Auto Zone, which would face anti-trust obstacles.

Finally, Signet Jewelers is a somewhat surprising choice of a low-risk retailer for the portfolio. Two aspects of Signet's business should be noted. First, about half its U.S. business is bridal. There have been no extended episodes of an economically driven downturn in U.S. wedding rates since the Great Depression. [The World War II slowdown was caused by an absence of potential spouses.]

The second key for Signet is the long-term secular decline of the company's key mall competitors. Zale is the best known of these, but in fact most of the mall jewelry retailers have cut back on stores and inventory investment over the past several years, giving the last man standing, Signet, significant competitive advantages in store leasing, supply chain, and personnel.

We are pleased to receive reader feedback to shareholder letters at the email address, perennial@fpafunds.com.

Thank you for your continued support and trust.

Eric S. Ende
President and Portfolio Manager
February 4, 2013

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PERENNIAL FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. Russell 2500 Index and Lipper Mid-Cap Core Fund Average for the Ten Years Ended December 31, 2012

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $23,773 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $25,090. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 13 and 16. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

December 31, 2012 (Unaudited)

Common Stocks		89.5%
Producer Durable Goods	24.4%
Retailing	19.2%
Business Services & Supplies	17.5%
Health Care	11.4%
Energy	6.7%
Technology	5.6%
Transportation	4.7%
Short-Term Investments		10.9%
Other Assets and Liabilities, net		(0.4)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended December 31, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	23,566
Domino Printing Sciences plc	39,300
EVS Broadcast Equipment S.A.	11,900
NET SALES
Common Stocks
HNI Corporation	34,000
Life Technologies Corporation *	20,000
Lincare Holdings Inc. (Class A) (1)	333,650
ManpowerGroup Inc.	49,000
Signet Jewelers Limited	11,600

(1)  Indicates elimination from portfolio

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2012

COMMON STOCKS	Shares	Fair Value
PRODUCER DURABLE GOODS — 24.4%
Actuant Corporation (Class A)	198,100	$5,528,971
Franklin Electric Co., Inc.	127,300	7,914,241
Graco Inc.	170,700	8,789,343
HNI Corporation	282,900	8,503,974
IDEX Corporation	159,750	7,433,168
Rotork plc (Great Britain)	18,200	752,637
WABCO Holdings, Inc.*	223,100	14,543,889
Zebra Technologies Corporation (Class A)*	223,100	8,763,368
		$62,229,591
RETAILING — 19.2%
CarMax, Inc.*	437,000	$16,404,980
L'Occitane International SA (Luxembourg)	490,000	1,552,133
O'Reilly Automotive, Inc.*	182,700	16,337,034
Signet Jewelers Limited (Bermuda)	273,500	14,604,900
		$48,899,047
BUSINESS SERVICES & SUPPLIES — 17.5%
Aggreko plc (Great Britain)	100,000	$2,827,326
CLARCOR, Inc.	137,400	6,564,972
Copart, Inc.*	401,500	11,844,250
Domino Printing Sciences plc (Great Britain)	149,300	1,414,344
Halma plc (Great Britain)	345,000	2,575,352
Landauer, Inc.	9,100	557,011
ManpowerGroup Inc.	71,000	3,013,240
ScanSource, Inc.*	376,901	11,974,145
Spirax-Sarco Engineering plc (Great Britain)	101,000	3,722,126
		$44,492,766
HEALTH CARE — 11.4%
bioMérieux S.A. (France)	20,000	$1,899,936
Bio-Rad Laboratories, Inc. (Class A)*	76,300	8,015,315
Life Technologies Corporation*	224,700	11,028,276
Sonova Holding AG (Switzerland)	14,000	1,550,628
Varian Medical Systems, Inc.*	23,700	1,664,688
VCA Antech, Inc.*	233,400	4,913,070
		$29,071,913
ENERGY — 6.7%
FMC Technologies, Inc.*	199,400	$8,540,302
Noble Corporation (Switzerland)	248,600	8,656,252
		$17,196,554

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2012

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
TECHNOLOGY — 5.6%
EVS Broadcast Equipment S.A. (Belgium)	33,500	$1,962,476
Maxim Integrated Products, Inc.	178,900	5,259,660
Microchip Technology Incorporated	218,300	7,114,397
		$14,336,533
TRANSPORTATION — 4.7%
Heartland Express, Inc.	464,200	$6,067,094
Knight Transportation, Inc.	411,600	6,021,708
		$12,088,802
TOTAL COMMON STOCKS — 89.5% (Cost $113,131,740)		$228,315,206
SHORT-TERM INVESTMENTS — 10.9% (Cost $27,824,884)
State Street Bank Repurchase Agreement 0.01% 01/02/13 (Dated 12/31/2012, repurchase price of $8,825,005, collateralized by $8,995,000 principal amount U.S. Treasury Notes — 0.75% 2017, fair value $9,006,244)	$8,825,000	$8,825,002
Exxon Mobil Corporation — 0.02% 01/03/13	12,000,000	11,999,987
Federal Home Loan Bank Discount Note — 0.02% 01/28/13	7,000,000	6,999,895
		$27,824,884
TOTAL INVESTMENTS — 100.4% (Cost $140,956,624)		$256,140,090
Other assets less liabilities — (0.4)%		(1,055,652)
NET ASSETS — 100%		$255,084,438

*  Non-income producing securities

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $113,131,740)	$228,315,206
Short-term investments — at amortized cost (maturities 60 days or less)	27,824,884	$256,140,090
Cash		579
Receivable for:
Capital stock sold	$419,371
Dividends	5,005	424,376
		$256,565,045
LIABILITIES
Payable for:
Capital stock repurchased	$1,268,258
Advisory fees and financial services	161,869
Accrued expenses	44,120
Investment securities purchased	6,360	1,480,607
NET ASSETS		$255,084,438
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 6,207,891 outstanding shares		$62,079
Additional paid-in capital		130,776,168
Undistributed net realized gain on investments		8,960,872
Undistributed net investment income		101,853
Unrealized appreciation of investments		115,183,466
NET ASSETS		$255,084,438
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$41.09
Maximum offering price per share (100/94.75 of per share net asset value)		$43.37

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends		$2,580,900
Interest		11,014
		$2,591,914
EXPENSES:
Advisory fees	$1,639,538
Transfer agent fees and expenses	255,059
Financial services	244,544
Reports to shareholders	81,517
Registration fees	55,373
Directors fees and expenses	46,933
Audit and tax services fees	44,800
Legal fees	42,333
Custodian fees and expenses	32,267
Line of credit	38,125
Other fees and expenses	9,572	2,490,061
Net investment income		$101,853
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$32,273,911
Cost of investment securities sold	20,648,209
Net realized gain on investments		$11,625,702
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$92,953,207
Unrealized appreciation at end of year	115,183,466
Change in unrealized appreciation of investments		22,230,259
Net realized and unrealized gain on investments		$33,855,961
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$33,957,814

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2012		2011
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$101,853		$(289,355)
Net realized gain on investments	11,625,702		10,950,714
Change in unrealized appreciation of investments	22,230,259		(21,133,495)
Total change in net assets resulting from operations		$33,957,814		$(10,472,136)
Distributions to shareholders from net realized capital gains		(4,000,760)		—
Capital Stock transactions:
Proceeds from Capital Stock sold	$30,591,964		$28,812,125
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,452,019		—
Cost of Capital Stock repurchased*	(43,294,219)	(9,250,236)	(53,098,751)	(24,286,626)
Total change in net assets		$20,706,818		$(34,758,762)
NET ASSETS
Beginning of year		234,377,620		269,136,382
End of year		$255,084,438		$234,377,620
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		778,773		767,131
Shares issued to shareholders upon reinvestment of dividends and distributions		93,097		—
Shares of Capital Stock repurchased		(1,109,975)		(1,442,599)
Change in Capital Stock outstanding		(238,105)		(675,468)

*  Net of redemption fees of $12,964 and $9,874 collected for the years ended December 31, 2012 and December 31, 2011, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$36.36	$37.79	$30.64	$20.93	$34.14
Income from investment operations:
Net investment income (loss)	$0.02	$(0.04)	$0.11	$(0.03)	$0.07
Net realized and unrealized gain (loss) on investment securities	5.35	(1.39)	7.15	9.74	(12.89)
Total from investment operations	$5.37	$(1.43)	$7.26	$9.71	$(12.82)
Less distributions:
Dividends from net investment income	—	—	$(0.11)	— *	$(0.07)
Distributions from net realized capital gains	$(0.64)	—	—	—	(0.32)
Total distributions	$(0.64)	—	$(0.11)	— *	$(0.39)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$41.09	$36.36	$37.79	$30.64	$20.93
Total investment return**	14.96%	(3.78)%	23.69%	46.40%	(37.84)%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$255,084	$234,378	$269,136	$239,344	$186,514
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.02%	1.00%	1.02%	1.09%	1.02%
After reimbursement from Adviser	1.02%	1.00%	1.02%	1.07%	1.02%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	0.04%	(0.11)%	0.31%	(0.14)%	0.22%
After reimbursement from Adviser	0.04%	(0.11)%	0.31%	(0.12)%	0.22%
Portfolio turnover rate	2%	5%	3%	3%	11%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Company's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Company's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,545,746 for the year ended December 31, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2012.

Ordinary income	$387,112
Long-term capital gains	$11,298,689

The tax status of distributions paid during the fiscal years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distributions from long-term capital gains	$4,000,760	—

The cost of investment securities held at December 31, 2012, was $115,754,817 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2012, for federal income tax purposes was $113,004,282 and $443,893, respectively resulting in net unrealized appreciation of $112,560,389. As of and during the year ended December 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2009 or by state tax authorities for years ended on or before December 31, 2008.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2012, the Fund paid aggregate fees of $46,533 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended December 31, 2012, the Fund collected $12,964 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period January 1, 2012 to September 30, 2012, FPA Fund Distributors, Inc., a wholly owned subsidiary of the Adviser, served as distributor for the Fund and received $7,415 in net Fund share sales commissions after reallowance to other dealers. FPA Fund Distributors, Inc. paid its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising. Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2012:

Level 1 — Quoted prices	$228,315,206	(1)(3)
Level 2 — Other significant observable inputs	27,824,884	(2)(3)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$256,140,090

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2012.

NOTE 9 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.125% per annum on any unused portion of the line of credit. During the year ended December 31, 2012, the Fund had no borrowings under the agreement.

NOTE 10 — New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

NOTE 11 — Subsequent Events

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that, other than the items listed below, there are no material events that would require disclosure in the Fund's financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

A.  Distribution to Shareholders

On December 31, 2012, the Board of Directors declared a distribution of $1.856 per share, comprised of $0.016 per share from net investment income and $1.84 from net realized capital gains. The distribution was payable on January 3, 2013 to shareholders of record on December 31, 2012. For financial statement purposes, this distribution was recorded on the ex-dividend date, January 2, 2013.

FPA PERENNIAL FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 15, 2013

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 6, 2012, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2013, on the recommendation of the Independent Directors who met in executive session on August 6, 2012 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser before the meeting as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 1995, and Gregory A. Herr, who joined the Adviser in 2007. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Lipper, a Thomson Reuters Company ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap core funds selected by Lipper (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive longer-term investment performance when compared to the Peer Group. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lowest end of the range for the Peer Group. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was low when compared to the Peer Group. The Directors also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee, and considered amounts paid or reimbursed to the Adviser for financial services. In addition, the Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the institutional accounts managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the advisory fees and expenses paid by the Fund to the Adviser should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including amounts paid or reimbursed to the Adviser for financial services. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost. The Board and the Independent Directors recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund was not unreasonable or excessive.

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the analyst who assists with the management of the Fund, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they were four years ago, yet the Adviser has continued to make investments in personnel servicing the Fund.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. In particular, they noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2013.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2012 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2012	$1,000.00	$1,000.00
Ending Account Value December 31, 2012	$1,123.03	$1,019.96
Expenses Paid During Period*	$5.28	$5.04

*  Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2012 (184/366 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)†	Director & Chairman* Years Served: 14	Retired, Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (75)†	Director* Years Served: 4	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
A. Robert Pisano – (69)†	Director* Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	2	Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (69)†	Director* Years Served: <1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (71)†	Director* Years Served: <1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Eric S. Ende – (68)	Director* President & Portfolio Manager Years Served: 29	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3
Steven R. Geist (58)	Executive Vice President & Portfolio Manager Year Served: 17	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.
J. Richard Atwood – (52)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.
Sherry Sasaki – (57)	Secretary Years Served: 30	Assistant Vice President and Secretary of the Adviser and of FPA Fund Distributors, Inc.
E. Lake Setzler – (45)	Assistant Treasurer Years Served: 7	Vice President and Controller of the Adviser.
Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                         Principal Accountant Fees and Services.

		2011	2012
(a)	Audit Fees	$36,950	$36,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$7,850	$8,000
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 21, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 21, 2013